UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 24,  2019

Reading International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Sepulveda Boulevard, Suite 300 Culver City, California		90230
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RDI	The Nasdaq Stock Market LLC
Class B Common Stock, $0.01 par value	RDIB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events

On September 23, 2019,  Ellen Cotter, the President and Chief Executive Officer of Reading International, Inc. (the "Company"), and Margaret Cotter, the Executive Vice President – Real Estate Management and Development of the Company, entered into a 10b5-1 trading plan (the "10b5-1 Plan"), as co-trustees of The James J. Cotter Living Trust (the "Living Trust").

Under the 10b5-1 Plan, a broker-dealer is authorized to sell up to 40,000 shares of Class A common stock of the Company held by the Living Trust over a period from December 9, 2019 through January 28, 2020, or until all such shares are sold, unless the Plan is terminated earlier pursuant to its terms.

As previously disclosed, the Company is advised that the purpose of the 10b5-1 Plan is to provide liquidity to pay certain estate taxes of the Estate of James J. Cotter, Sr. pursuant to the terms of the estate's agreement with the Internal Revenue Service, as well as to pay other state taxes and expenses. The Company is further advised that, in accordance with Rule 10b5-1, neither Ellen Cotter nor Margaret Cotter will have any discretion over the sales of shares of Class A common stock under the 10b5-1 Plan. Ellen Cotter and Margaret Cotter have undertaken to disclose through appropriate filings with the Securities and Exchange Commission any such sales under the 10b5-1 Plan.

Except as may be required by law, the Company does not undertake to report Rule 10b5-1 plans that may be adopted by any officers or directors in the future, or to report any modifications or termination of any publicly announced trading plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.3
READING INTERNATIONAL, INC.

Date: September 23, 2019	By:	/s/ Ellen M. Cotter
	Name:	Ellen M. Cotter
	Title:	President and Chief Executive Officer